Exhibit 10.17(f)†

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Fifth Amendment to the Amended and Restated Frontier Airlines, Inc.
Credit Card Affinity Agreement

THIS FIFTH AMENDMENT ("Amendment") TO THE AMENDED AND RESTATED
FRONTIER AIRLINES, INC. CREDIT CARD AFFINITY AGREEMENT is made and entered into as of December 23, 2025 by and between Barclays Bank Delaware ("Barclays"), and Frontier Airlines, Inc. ("Frontier").

RECITALS:

WHEREAS, Barclays and Frontier entered into the Amended and Restated Frontier Airlines, Inc. Credit Card Affinity Agreement as of September 15, 2020 ("Original Agreement");

WHEREAS, Barclays and Frontier entered into that First Amendment to the Original Agreement as of June 29, 2021 ("First Amendment"), that Second Amendment to the Original Agreement as of May 23, 2023 ("Second Amendment"), that Third Amendment to the Original Agreement as of September 6, 2024 ("Third Amendment") and that Fourth Amendment to the Original Agreement as of September 25, 2024 ("Fourth Amendment", and together with the Original Agreement, First Amendment, Second Amendment, and Third Amendment, the "Agreement"); and

WHEREAS, Barclays and Frontier have agreed to further amend the Agreement as described herein.

NOW THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     The [***] for [***] and [***] as set forth in Schedule G of the Agreement are hereby deleted in their entirety and replaced with the following:

[***]

2.     All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meanings set forth in the Agreement.

3.     This Amendment shall be governed by and construed under the laws of the State of

Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

4.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Amendment effective as of the date set forth above.

BARCLAYS BANK DELAWARE	FRONTIER AIRLINES, INC.
/s/ T. Mills (Signature)	/s/ Howard Diamond (Signature)
Managing Director (Title)	General Counsel (Title)
12/23/2025 (Date)	12/22/2025 (Date)